EAGLE SMALL CAP GROWTH FUND

SUMMARY PROSPECTUS    |    3.1.2010 as supplemented 9.13.2010

 Class A HRSCX  Class C HSCCX  Class I HSIIX  Class R-3 HSRRX  Class R-5 HSRSX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at http://www.eagleasset.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an e-mail to EagleFundServices@eagleasset.com. The Fund’s Prospectus and SAI, both dated March 1, 2010, as supplemented on September 13, 2010, are incorporated by reference into this Summary Prospectus.

Investment objective | The Eagle Small Cap Growth Fund (“Small Cap Growth Fund” or the “fund”) seeks long-term capital appreciation.

Fees and expenses | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Growth Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 36 of the fund’s prospectus and on page 25 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment):	Class A	Class C	Class I	Class R-3	Class R-5
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None

Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None

Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None

Annual fund operating expenses (expenses deducted from fund assets):	Class A	Class C	Class I	Class R-3	Class R-5
Investment Advisory Fees	0.60%	0.60%	0.60%	0.60%	0.60%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%

Other Expenses	0.52%	0.57%	0.27%	0.44%	0.30%

Total Annual Fund Operating Expenses (b)	1.37%	2.17%	0.87%	1.54%	0.90%

(a)
If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.

(b)
As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to cap its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2011 as follows: Class A - 1.50%, Class C - 2.30%, Class I - 0.95%, Class R-3 - 1.70%, and Class R-5 - 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, extraordinary expenses and includes offset expense arrangements with the fund’s custodian. The Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years and any additional periods, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fund reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	Year 1	Year 3	Year 5	Year 10
Class A	$608	$888	$1,189	$2,043

Class C	$220	$679	$1,164	$2,503

Class I	$89	$278	$482	$1,073

Class R-3	$157	$486	$839	$1,834

Class R-5	$92	$287	$498	$1,108

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 110% of the average value of its portfolio.

Principal investment strategies | During normal market conditions, the Small Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of small-capitalization companies. The fund’s portfolio manager considers small-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period (approximately $5.6 billion during the 12-month period ended December 31, 2009).

When making its investment decisions, the portfolio manager generally focuses on investing in the securities of companies that the portfolio manager believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The fund will sell securities when they no longer meet the portfolio managers’ investment criteria.

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EAGLE SMALL CAP GROWTH FUND

SUMMARY PROSPECTUS    |    3.1.2010 as supplemented 9.13.2010

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/ or economic conditions. As a result, the fund’s net asset value (“NAV”) also increases and decreases. Investments in this fund are subject to the following primary risks and these risks are further explained in “Additional Information About Risk Factors”:

●	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

●	Market timing risk arises because a fund’s value may be affected by market timing, especially in small-cap securities;

●	Small- and mid-cap company risk arises because small-and mid-cap companies may have narrower commercial markets, less liquidity and less financial resources than large-cap companies; and

●	Stock market risk is the risk of broad stock market decline or decline in particular holdings.

Performance | The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with benchmark returns. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class A share performance from one year to another. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

During 10 year period:	Return	Quarter ended

Best Quarter	20.45%	June 30, 2003

Worst Quarter	(27.14)%	December 31, 2008

The returns in the preceding tables do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.

Average annual total returns
(for the periods ended December 31, 2009):

Fund return (after deduction of sales charges and expenses)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime
Class A – Return Before Taxes	5/7/93	27.83%	0.74%	5.03%
Return After Taxes on Distributions		27.83%	(0.11)%	3.98%

Return After Taxes on Distributions and Sale of Fund Shares		23.66%	0.63%	4.04%
Class C	4/3/95	33.08%	0.94%	4.75%
Class I	6/27/06	34.83%			2.16%
Class R-3	9/19/06	33.91%			(0.31)%
Class R-5	10/2/06	34.78%			0.37%

Index (reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime
Russell 2000® Growth Index (Lifetime period is measured from the inception date of Class I shares)	34.47%	0.87%	(1.37)%	(1.24)%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class C, Class I, Class R-3 and Class R-5 will vary.

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EAGLE SMALL CAP GROWTH FUND

SUMMARY PROSPECTUS    |    3.1.2010 as supplemented 9.13.2010

Manager | Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, is the fund’s investment adviser.

Portfolio Managers | Bert L. Boksen, CFA® is the fund’s Portfolio Manager. He has been responsible for the day-to-day management of the fund since 2008. From 1995 to 2008, Mr. Boksen was responsible for the day-today management of a portion of the fund. Eric Mintz, CFA®, is Assistant Portfolio Manager of the fund and has served in that capacity since 2008.

Purchase and sale of fund shares | You may purchase or redeem Class A, C and I shares of the fund on any business day through your financial intermediary, by mail (Eagle Family of Funds, P.O. Box 5354, Cincinnati, OH 45201-5354), or by telephone (800.421.4184). Shares may also be purchased by check, wire, or electronic bank transfer. In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator.

Tax information | The dividends you receive from a fund generally will be taxed as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Each fund offers five classes of fund shares: Class A, Class C, Class I, Class R-3 and Class R-5 shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. The following sections explain the sales charges or other fees you may pay when investing in each class.

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